UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 9, 2025

ARES STRATEGIC INCOME FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	814-01512	88-6432468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY		10167
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 9, 2025, Ares Strategic Income Fund (the “Fund”) and U.S. Bank Trust Company, National Association (the “Trustee”), entered into (i) a Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) to the Indenture, dated June 5, 2024, between the Fund and the Trustee (the “Base Indenture,” and, together with the Fifth Supplemental Indenture, the “2028 Notes Indenture”) and (ii) a Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”) to the Base Indenture (together with the Sixth Supplemental Indenture, the “2030 Notes Indenture” and, together with the 2028 Notes Indenture, the “Indenture”). The Fifth Supplemental Indenture relates to the Fund’s issuance, offer and sale of $600,000,000 aggregate principal amount of its 5.450% per annum notes due 2028 (the “2028 Notes”). The Sixth Supplemental Indenture relates to the Fund’s issuance, offer and sale of $500,000,000 aggregate principal amount of its 5.800% per annum notes due 2030 (the “2030 Notes”, and together with the 2028 Notes, the “Notes”).

The 2028 Notes will mature on September 9, 2028, and the 2030 Notes will mature on September 9, 2030. The 2028 Notes and the 2030 Notes may be redeemed in whole or in part at the Fund’s option at any time at the redemption price set forth in the Fifth Supplemental Indenture and the Sixth Supplemental Indenture, respectively. Interest on the Notes is payable semiannually on March 9 and September 9 of each year, commencing on September 9, 2025. The principal of each series of Notes is due and payable at the maturity of such series. The Notes are direct unsecured obligations of the Fund.

The Fund expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities. The Fund may reborrow under its debt facilities for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.

The Base Indenture, as supplemented by the Fifth Supplemental Indenture and the Sixth Supplemental Indenture, contains certain covenants including covenants requiring the Fund to comply with Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act of 1940, as amended, or any successor provisions, as such obligation may be amended or superseded but giving effect to any exemptive relief granted to the Fund by the Securities and Exchange Commission (the “SEC”), and to provide financial information to the holders of the Notes and the Trustee if the Fund should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, (i) the 2028 Notes Indenture provides that upon the occurrence of a change of control repurchase event (which involves the occurrence of both a change of control and a below investment grade rating of the 2028 Notes by Fitch, Inc., Moody’s Investor Services, Inc. and S&P Global Inc.), the Fund will be required to make an offer to purchase the 2028 Notes at a price equal to 100% of the principal amount plus accrued and unpaid interest to the date of purchase; and (ii) the 2030 Notes Indenture provides that upon the occurrence of a change of control repurchase event (which involves the occurrence of both a change of control and a below investment grade rating of the 2030 Notes by Fitch, Inc., Moody’s Investor Services, Inc. and S&P Global Inc.), the Fund will be required to make an offer to purchase the 2030 Notes at a price equal to 100% of the principal amount plus accrued and unpaid interest to the date of purchase.

The 2028 Notes and the 2030 Notes were each sold to several initial purchasers (the “2028 Notes Initial Purchasers” and the “2030 Notes Initial Purchasers”, respectively, and, together, the “Initial Purchasers”) in a private placement in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for the initial resale by the Initial Purchasers to (i) qualified institutional buyers in transactions exempt from registration under the Securities Act pursuant to Rule 144A thereunder or (ii) certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. The transaction closed on June 9, 2025.

The Trustee also serves as the Fund’s custodian under the terms of a custody agreement, pursuant to which it receives customary fees and expenses as custodian.

Registration Rights Agreements

In connection with the sale of the Notes, the Fund entered into (i) a Registration Rights Agreement, dated June 9, 2025 (the “2028 Notes Registration Rights Agreement”), with BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as the representatives of the 2028 Notes Initial Purchasers, relating to the 2028 Notes, and (ii) a Registration Rights Agreement, dated June 9, 2025 (the “2030 Notes Registration Rights Agreement” and, together with the 2028 Notes Registration Rights Agreement, the “Registration Rights Agreements”), with BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as the representatives of the 2030 Notes Initial Purchasers, relating to the 2030 Notes. Pursuant to the Registration Rights Agreements, the Fund is obligated to file with the SEC a registration statement relating to an offer to exchange the 2028 Notes and the 2030 Notes for new notes issued by the Fund that are registered under the Securities Act and otherwise have terms substantially identical to those of the 2028 Notes and the 2030 Notes, respectively (except for provisions relating to transfer restrictions and payment of additional interest), and to use its commercially reasonable efforts to consummate such exchange offer on the earliest practicable date after the registration statement has been declared effective but in no event later than 365 days after the initial issuance of the Notes. The Fund may include both series of Notes on a single exchange offer registration statement. If the Fund fails to satisfy its registration obligations under the 2028 Notes Registration Rights Agreement or the 2030 Notes Registration Rights Agreement, it will be required to pay additional interest to the holders of the 2028 Notes or the 2030 Notes, as applicable.

The foregoing descriptions of the Base Indenture, Fifth Supplemental Indenture, Sixth Supplemental Indenture, 2028 Notes Registration Rights Agreement, 2030 Notes Registration Rights Agreement, the 2028 Notes and the 2030 Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, Fifth Supplemental Indenture, Sixth Supplemental Indenture, 2028 Notes Registration Rights Agreement, 2030 Notes Registration Rights Agreement, the 2028 Notes and the 2030 Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

In connection with the issuance of the 2028 Notes, the Fund entered into an interest rate swap with Wells Fargo Bank, N.A. to swap from a fixed rate of interest to a floating rate of interest. The notional amount of the interest rate swap is $600,000,000, pursuant to which the Fund will receive fixed rate interest at 5.450% and pay floating rate interest based on one-month SOFR +1.7465%. The interest rate swap matures on September 9, 2028.

In connection with the issuance of the 2030 Notes, the Fund entered into an interest rate swap with Wells Fargo Bank, N.A. to swap from a fixed rate of interest to a floating rate of interest. The notional amount of the interest rate swap is $500,000,000, pursuant to which the Fund will receive fixed rate interest at 5.800% and pay floating rate interest based on one-month SOFR +2.049%. The interest rate swap matures on September 9, 2030.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

4.1	Indenture, dated as of June 5, 2024, by and between Ares Strategic Income Fund and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01512), filed on June 5, 2024)

4.2	Fifth Supplemental Indenture, dated as of June 9, 2025, relating to the 5.450% Notes due 2028, between Ares Strategic Income Fund and U.S. Bank Trust Company, National Association, as trustee

4.3	Form of 5.450% Notes due 2028 (contained in the Fifth Supplemental Indenture filed as Exhibit 4.2 hereto)

4.4	Sixth Supplemental Indenture, dated as of June 9, 2025, relating to the 5.800% Notes due 2030, between Ares Strategic Income Fund and U.S. Bank Trust Company, National Association, as trustee

4.5	Form of 5.800% Notes due 2030 (contained in the Sixth Supplemental Indenture filed as Exhibit 4.4 hereto)

4.6	Registration Rights Agreement, dated as of June 9, 2025, relating to the 5.450% Notes due 2028 by and among Ares Strategic Income Fund and BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC

4.7	Registration Rights Agreement, dated as of June 9, 2025, relating to the 5.800% Notes due 2030 by and among Ares Strategic Income Fund and BofA Securities, Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC

104	Cover Page Interactive Data File (embedded within Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES STRATEGIC INCOME FUND
Date: June 9, 2025

	By:	/s/ Scott C. Lem
	Name:	Scott C. Lem
	Title:	Chief Financial Officer and Treasurer